UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 6, 2026

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ZENTALIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39263	82-3607803
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
10275 Science Center Drive, Suite 200
San Diego, California 92121
(Address of principal executive offices) (Zip Code)
(858) 263-4333
(Registrant’s telephone number, include area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ZNTL	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Beginning January 9, 2026, spokespersons of Zentalis Pharmaceuticals, Inc. (“Zentalis” or the “Company”) plan to present the information in the Corporate Presentation furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) at conferences and in meetings with investors and analysts.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

On January 6, 2026, the Company provided a corporate update and highlighted key milestones and expected momentum in the azenosertib development program for 2026.

2025 Accomplishments
•Completed enrollment in DENALI Part 2a, supporting registration-intended development of azenosertib. The Company completed enrollment in Part 2a of the Phase 2 DENALI clinical trial (NCT05128825). Part 2a is designed to confirm the primary dose-of-interest with a target enrollment of up to approximately 30 patients at each of two dose levels: 400mg QD 5:2 and 300mg QD 5:2 (intermittent daily dosing with five days on, two days off dosing schedule).
•Aligned with the FDA on confirmatory ASPENOVA Phase 3 trial design. The Company aligned with the FDA on the design for ASPENOVA, a Phase 3 randomized, confirmatory trial of azenosertib vs. standard-of-care chemotherapy in patients with Cyclin E1-positive PROC.
•Strong data across three trials in PROC established a solid foundation for the lead indication in Cyclin E1-positive platinum-resistant ovarian cancer. For example, in Part 1b of DENALI at the 400mg 5:2 dosing schedule, azenosertib demonstrated clinically meaningful results with a manageable safety profile. In addition, Cyclin E1 overexpression was observed, regardless of CCNE1 gene amplification status, as a predictive biomarker to identify patients who could potentially benefit from azenosertib. Zentalis estimates that approximately 50% of PROC patients overexpress Cyclin E1 protein based on its proprietary immunohistochemistry cutoff.
•Maintained a strong cash position supporting an estimated runway into late 2027 following strategic restructuring to focus pipeline and resources. As of September 30, 2025, the Company had cash, cash equivalents and marketable securities of $280.7 million. The Company believes that its existing cash, cash equivalents and marketable securities is expected to provide runway into late 2027, beyond the anticipated DENALI Part 2 topline readout.

Anticipated 2026 Milestones
•DENALI Part 2a dose confirmation expected in first half of 2026.
•Confirmatory ASPENOVA Phase 3 trial initiation expected in first half of 2026. The planned Phase 3 trial is expected to be conducted concurrently with DENALI Part 2.
•DENALI Part 2 topline readout on track and expected by year end 2026. DENALI Part 2, if successful, has the potential to support an accelerated approval, subject to FDA feedback.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this Current Report that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the potential for azenosertib to be first-in-class; the significance of the referenced data on the late-stage development of azenosertib; the potential benefits of azenosertib, including the potential for azenosertib to be an important treatment option for patients with ovarian cancer or other indications; the broad franchise potential of azenosertib; the Company’s biomarker-driven strategy for azenosertib; and the potential to advance research on additional areas of opportunity for azenosertib outside PROC; the Company’s anticipated milestones and the timing thereof, including the anticipated timing of DENALI Part 2a dose confirmation and the topline readout from DENALI Part 2, and the initiation, design, conduct and timing of our confirmatory ASPENOVA Phase 3 trial; the Company’s anticipated cash runway; and the Company’s planned regulatory strategy for azenosertib and the timing thereof, including the potential for DENALI Part 2 to support an accelerated approval. The terms “anticipate,” “advance,” “believe,” “design,” “develop,” “expect,” “intent,” “look forward,” “on track” “plan,” “position,” “potential,” “runway,” “strategy,” “target,” and “will” and similar references are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the Company’s limited operating history, which may make it difficult to evaluate the Company’s current business and predict the Company’s future success and viability; the Company has incurred and expects to continue to incur significant losses; the Company’s need for additional funding, which may not be available; the Company’s substantial dependence on the success of azenosertib; the Company’s plans, including the costs thereof, of development of companion diagnostics; the outcome of preclinical testing and early trials may not be predictive of the success of later clinical trials; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the regulatory approval process or ongoing regulatory obligations; the Company’s product candidates may cause serious adverse side effects; inability to maintain the Company’s collaborations, or the failure of these collaborations; the Company’s reliance on third parties; effects of significant competition; the possibility of system failures or security breaches; risks relating to intellectual property; the Company’s ability to attract, retain and motivate qualified personnel, and risks relating to management transitions; significant costs as a result of operating as a public company; and the other important factors discussed under the caption “Risk Factors” in the Company’s most recently filed periodic report on Form 10-K or 10-Q and subsequent filings with the U.S. Securities and Exchange Commission (SEC) and the Company’s other filings with the SEC. Any such forward-looking statements represent management’s estimates as of the date of this Current Report. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause the Company’s views to change.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following Exhibit 99.1 relating to Item 7.01 shall be deemed to be furnished, and not filed:

Exhibit No.	Description

99.1	Corporate Presentation, dated January 9, 2026
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENTALIS PHARMACEUTICALS, INC.

Date: January 9, 2026	By:	/s/ Julie Eastland
Julie Eastland
President and Chief Executive Officer